UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                         March 10, 2005

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: DESCRIPTION OF ANNUAL MANAGEMENT/EMPLOYEE BONUS PLAN
EX-10.2: DESCRIPTION OF 2005 COST SAVINGS INCENTIVE PLAN

ITEM 1.01 Entry into a Material Definitive Agreement.

     On March 10, 2005, the board of directors of Haights Cross Communications, Inc. (the “Company”) approved the Company’s incentive bonus plan for managers and employees of the Company and its direct and indirect subsidiaries known as the “Annual Management/Employee Bonus Plan” (the “Bonus Plan”). A description of the Bonus Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

     On March 10, 2005, the board of directors of the Company approved a special incentive plan for fiscal year ending December 31, 2005 entitled the “2005 Cost Savings Incentive Plan” (the “Savings Plan”) to promote the identification of business improvements that translate into cost savings across the Company’s businesses. A description of the Savings Plan is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

     On March 10, 2005, the board of directors of the Company determined at this time not to declare the quarterly cash dividend due to be paid on March 31, 2005 to holders of its Series B Senior Preferred Stock and at this time does not anticipate paying such quarterly cash dividends in the foreseeable future. Accordingly, dividends on the Series B Senior Preferred Stock will continue to accrue in accordance with its terms. If the Company fails to pay four consecutive, or six total, quarterly cash dividends on the Series B Senior Preferred Stock (including, in each case, the March 31, 2005 dividend), the holders of a majority of the outstanding shares of Series B Senior Preferred Stock will have the right to elect one director to serve on the board of directors of the Company.

     The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.1	Description of the Haights Cross Communications, Inc. Annual Management/Employee Bonus Plan.

10.2	Description of the Haights Cross Communications, Inc. 2005 Cost Savings Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. >

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: March 16, 2005	By:	/s/ Paul J. Crecca
		Name:	Paul J. Crecca
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of the Haights Cross Communications, Inc. Annual Management/Employee Bonus Plan.
10.2	Description of the Haights Cross Communications, Inc. 2005 Cost Savings Incentive Plan.